Exhibit 10.5

2012 Stock Plan Notice of Grant of Stock Option

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Benefitfocus.com, Inc. (the “Corporation”) pursuant to the Corporation’s 2012 Stock Plan (the “Plan”):

Optionee:	NAME	Grant Date:	DATE

Exercise Price:	$X.XX per share	Number of Options Shares:	NUMBER

Type of Option:	ISO/NSO	Total Option Price:	$X,XXX

VESTING

Vesting Commencement Date:	VESTING DATE
Expiration Date:	EXPIRATION DATE

Vesting Schedule: 100% Cliff after sixty months after Vesting Commencement Date

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Plan, and Benefitfocus.com. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the attached Stock Option Agreement. Optionee understands that any shares of Common Stock purchased under the Option will be subject to the terms set forth in the Stock Option Agreement, whether said options are purchased electronically or in person.

No Employment or Service Contract. Nothing in this Notice or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary of the Corporation employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement or Plan.

Agreed as Above Written:

BENEFITFOCUS.COM, INC.		OPTIONEE

By:
Name:	Mason R. Holland Jr.	NAME
Title:	Chairman of the Board

BENEFITFOCUS.COM, INC.

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into on GRANT DATE, by and between Benefitfocus.com, Inc., a South Carolina corporation (the “Company”), and NAME (the “Optionee”).

WHEREAS, on January, 2013, the Board of Directors and shareholders of the Company adopted the Benefitfocus.com, Inc. 2012 Stock Plan (the “Plan”); and

WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company’s common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan.

2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the “Option”) to purchase all or any part of the number of shares of the Company’s Common Stock, no par value per share (the “Stock”), set forth in the Notice of Grant of Stock Option (the “Notice of Grant”). The Option shall be exercisable in the amounts and at the time(s) specified on the Notice of Grant. If designated as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, or any successor provision. The Notice of Grant designates whether the Option is intended to be an Incentive Stock Option.

3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the “Exercise Price”) shall be as specified on the Notice of Grant, which price shall be an amount not less than the Fair Market Value (or 110% of the Fair Market Value in the event the Optionee is a person described in Section 6(b) of the Plan) of a share of Common Stock as of the Date of Grant reflected on the Notice of Grant if the Option is an Incentive Stock Option.

4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Common Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

5. Option Non-Transferable. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of an NSO, as provided in Section 11(b) of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee’s guardian or legal representative, should one be appointed).

6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee’s administrators, executors or personal representatives, by a written notice signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company to the attention of the Chairman of the Board, or such other officer as the Chairman of the Board may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 13 below, and (c) be accompanied by (i) a certified or cashier’s check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Option, (iii) a certified or cashier’s check accompanied by the number of shares of Common Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to the Stock being purchased under this Option, or (iv) the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market value equal to the total Exercise Price applicable to such Stock purchased under this Option. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, stock certificates or a formal written notice for the number of shares specified in such notice registered in the name of the person exercising this Option.

No Stock shall be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Stock is then listed. Assuming such compliance, for income tax purposes, the Stock shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Stock.

7. Adjustment in Option. The number of shares of Stock subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 13 of the Plan.

8. Termination of Relationship.

(a) Except as specified in the Notice of Grant, in the event of a termination of the Optionee’s directorship, employment or consulting relationship with the Company, this

Option, to the extent not previously exercised, shall terminate 30 days after the last day of the Optionee’s relationship with the Company and shall not thereafter be or become exercisable.

(b) Unless and to the extent otherwise provided in the Notice of Grant, in the event of the retirement of the Optionee as an employee of the Company at the normal retirement date as prescribed from time to time by the Company or any Related Corporation, the Optionee shall continue to have the right to exercise any Options for shares which were exercisable at the date of the Optionee’s retirement. Notwithstanding the foregoing, the Options will become void and unexercisable on the date which is three months after the date of retirement unless on (or effective as of) the date of retirement the Optionee enters into a non-compete agreement with the Company and continues to comply with such non-compete agreement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any Related Corporation. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or any Related Corporation.

9. Company Repurchase Right. At any time after termination of employment or consulting relationship by an employee or consultant for any reason, any shares purchased pursuant to the exercise of any options, including any shares of stock exercised by previous option grants, can be repurchased by the Company (at the Company’s sole discretion). The price for the share repurchase by the Company shall be their Fair Market Value, as established by the Board of Directors of the Company.

10. Disability of Optionee. In the event of termination of employment or consultancy because of the Optionee’s Permanent and Total Disability, the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s Permanent and Total Disability or (b) the expiration date of this Option, to the extent of the number of shares which were Purchasable under this Agreement at the date of such termination.

11. Death of Optionee. Except as otherwise set forth in the Notice of Grant, in the event of the Optionee’s death while employed or engaged in a consulting relationship by the Company or any of its Subsidiaries or within three months after a termination of such employment or consultancy (if such termination was neither (i) for Cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s death or (b) the expiration date of this Option. This Option may be so exercised to the extent of the number of shares that were purchasable under this Agreement at the date of death.

12. Date of Grant; Term. This Option was granted by the Committee on the date set forth in the Notice of Grant (the “Date of Grant”). This Option may be exercised only within the term set out in the Notice of Grant and the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

13. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Common Stock complies with the provisions described by this Section 13.

14. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal and tax consequences of exercise of this Option and disposition of the Stock. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE WILL ALSO BE SUBJECT TO APPLICABLE STATE INCOME TAX LAWS AND REGULATIONS. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE STOCK.

(a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Stock on the date of exercise over the Exercise Price will be treated as an item of adjustment to the alternative minimum tax for federal tax purposes in the year of exercise and may subject the Optionee to the alternative minimum tax.

(b) Exercise of Nonstatutory Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Stock on the date of exercise over the Exercise Price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable. If Optionee is an employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c) Disposition of Stock. In the case of an NSO, if Stock are held for at least one year, any gain realized on disposition of the Stock will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Stock transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Stock will also be treated as long-term capital gain for federal income tax purposes. If Stock purchased under an ISO are disposed of within one year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) in an amount equal to the excess of the lesser of (i) the Fair Market Value of the Stock on the date of exercise, or (ii) the sale price of the Stock over the Exercise Price paid for those Stock. The

Company will also be allowed a deduction equal to any such amount recognized, subject to the requirement that the compensation be reasonable.

(d) Notice of Disqualifying Disposition of ISO Stock. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Stock acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

15. Other Agreements. At the request of the Company, Optionee will enter into and be bound by any restrictions or agreements that are in place in substantially the same form as for the major common stockholders of the Company. These agreements include but are not limited to the Amended and Restated Voting Agreement dated August 25, 2010, any other Voting Agreements, Right of First Offer Agreements, Co Sale Agreements, and / or Investor Rights Agreements.

16. 2012 Stock Plan. Optionee acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, and fully understands all provisions of the Option. Optionee acknowledges that neither the Company nor its personnel and advisors can give Optionee tax, financial or legal advice in connection with the Plan or this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee upon any questions arising under the Plan or this Option.

17. Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

(b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of South Carolina.

(c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 100 Benefitfocus Way, Charleston SC 29492, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

[The next page is the signature page.]

IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

BENEFITFOCUS.COM, INC.		OPTIONEE

By:
Name:	Mason R. Holland Jr.	Name:	NAME
Title:	Chairman of the Board